Exhibit 10.1

EXECUTION COPY

AMENDMENT NO.3 TO THE

FIRST LIEN SENIOR SECURED CREDIT AGREEMENT

Dated as of February 19, 2008

among

WII MERGER CORPORATION,
as the initial Borrower,

CREDIT SUISSE,
as Administrative Agent, Swing Line Lender and
an L/C Issuer,

The Other Lenders Parties Hereto

and

CREDIT SUISSE,
as Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC

Sole Lead Arranger and Sole Bookrunning Manager

AMENDMENT NO.  3 TO THE
CREDIT AGREEMENT

Dated as of February 19, 2008

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT  (this “Amendment”) among WII COMPONENTS, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and CREDIT SUISSE, acting through one or more of its branches, or any Affiliate thereof (collectively, “Credit Suisse”), as Administrative Agent, Swing Line Lender, an L/C Issuer and Collateral Agent.

PRELIMINARY STATEMENTS:

(1)           WII Merger Corporation and Credit Suisse entered into a Credit Agreement dated as of January 9, 2007, as amended by Amendment No. 1 dated as of February 7, 2007 and Amendment No. 2 dated as of June 12, 2007 (as so amended, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           Pursuant to the Merger and the Assumption Agreement, the Borrower assumed all of the obligations of WII Merger Corporation under the Loan Documents.

(3)           The Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as described herein.

(4)           The Required Lenders have agreed, subject to the terms and conditions stated below, to amend the Credit Agreement as hereinafter set forth.

SECTION 1.           Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)           The definition of “Applicable Margin” in Section 1.01 is hereby amended by (i) deleting the figure “2.75%” in clause (a) thereof and replacing it with the figure “3.75%”, (ii) deleting the figure “1.75%” in clause (b) thereof and replacing it with the figure “2.75%” and (iii) restating the pricing grid in its entirety to read as follows:

Pricing Level	Consolidated Leverage Ratio	Eurodollar Loans	Base Rate Loans
I	Greater than or equal to 4.00:1.00	3.75%	2.75%
II	Less than 4.00:1.00 and greater than or equal to 3.00:1.00	3.50%	2.50%
III	Less than 3.00:1.00	3.25%	2.25%

(b)           Section 2.09(a) is hereby amended by deleting the figure “0.5%” in the first sentence thereof and replacing it with the figure “1.0%”.

(c)           Section 7.02(a)(ii) is hereby amended by deleting the date “March 31, 2008” appearing therein and replacing it with the date “March 31, 2009”.

(d)           Section 7.06(k) is hereby amended by:

(i)    deleting the date “March 31, 2008” appearing therein and replacing it with the date “March 31, 2009”;

(ii)   inserting the following before the words “the Acquisition Loan” in the fourth line thereof:  “or, during the fiscal quarter ending March 31, 2008, cash payments of principal on”; and

(iii)  inserting the following at the end of clause (ii) thereof:  “plus, during the fiscal quarter ending March 31, 2008, an amount not to exceed $3,600,000 in respect of cash payments of principal on the Acquisition Loan”.

(e)           The grid in Section 7.11(a)(i) is hereby amended to read as follows:

Four Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
March 31, 2007 through September 30, 2007	6.50:1.00
December 31, 2007	6.90:1.00
March 31, 2008 through March 31, 2010	7.80:1.00
June 30, 2010 through December 31, 2011	6.00:1.00
March 31, 2012	4.20:1.00
June 30, 2012	4.00:1.00
September 30, 2012	3.90:1.00
December 31, 2012	3.80:1.00

(f)            The grid in Section 7.11(c)(i) is hereby amended to read as follows:

Four Fiscal Quarters Ending	Minimum Consolidated Interest Coverage Ratio
March 31, 2007 through September 30, 2007	2.50:1.00
December 31, 2007	2.60:1.00
March 31, 2008 through March 31, 2010	1.90:1.00
June 30, 2010	3.70:1.00
September 30, 2010 through December 31, 2010	3.80:1.00
March 31, 2011	3.90:1.00
June 30, 2011	4.00:1.00
September 30, 2011 through December 31, 2011	4.10:1.00
March 31, 2012	4.70:1.00
June 30, 2012	5.40:1.00
September 30, 2012	6.20:1.00
December 31, 2012	7.10:1.00

(g)           Section 7.15(a)(iv) is hereby amended by inserting at the end thereof “or cash payments of principal on the Acquisition Loan permitted under Section 7.06(k)”.

(h)           Section 8.01(o) is hereby amended by deleting the date “March 31, 2008” appearing therein and replacing it with the date “March 31, 2009”.

SECTION 2.           Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written when, and only when,

(a)           the Administrative Agent shall have received counterparts of this Amendment executed by each Loan Party and the Required Lenders;

(b)           the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent:

(i)   a certificate signed by a duly authorized officer of the Borrower stating that (A) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate, and (B) no event has occurred and is continuing that constitutes a Default; and

(ii)  A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying that the certified resolutions of the Board of Directors (or similar governing body) of each Loan Party delivered in connection with the Credit Agreement have not been amended, modified or revoked and are in full force and effect on the date hereof; and

(c)           all expenses of the Administrative Agent (including all reasonable fees and expenses of counsel to the Administrative Agent), to the extent invoiced and due prior to the date hereof, shall have been paid.

SECTION 3.           Confirmation of Representations and Warranties.  Each of the Loan Parties hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

SECTION 4.           Affirmation of Guarantors.  Each Guarantor hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in the Holdings Guaranty or the Subsidiary Guaranty (as the case may be), or in any other Loan Document to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except as set forth in Section 5(a) below.

SECTION 5.           Reference to and Effect on the Loan Documents.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)  The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

SECTION 6.           Costs, Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 7.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WII COMPONENTS, INC., as Borrower

By	/s/ Dale B. Herbst
Name:	Dale B. Herbst
Title:	CFO

WII HOLDING, INC.,
as Guarantor

By	/s/ Dale B. Herbst
Name:	Dale B. Herbst
Title:	CFO

WOODCRAFT INDUSTRIES, INC.,
as Guarantor

By	/s/ Dale B. Herbst
Name:	Dale B. Herbst
Title:	CFO

BRENTWOOD ACQUISITION CORP.,
as Guarantor

By	/s/ Dale B. Herbst
Name:	Dale B. Herbst
Title:	CFO

PRIMEWOOD, INC.,
as Guarantor

By	/s/ Dale B. Herbst
Name:	Dale B. Herbst
Title:	CFO

CREDIT SUISSE,
Cayman Islands Branch,
as Administrative Agent and Collateral Agent

By	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Vice President

By	/s/ James Neira
Name:	James Neira
Title:	Associate

CREDIT SUISSE,
Cayman Islands Branch,
as Lender

By	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Vice President

By	/s/ James Neira
Name:	James Neira
Title:	Associate